American Beacon Stephens Mid-Cap Growth Fund

Supplement dated February 27, 2025 to the Summary Prospectus dated May 1, 2024

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the American Beacon Funds has approved a change to the non-fundamental policy of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) with respect to the Fund’s investment of at least 80% of its net assets (plus the amount of any borrowings for investment purposes), effective May 1, 2025. The policy of the Fund is being revised to state that in addition to meeting the applicable market capitalization requirement, equity securities must be considered by the Fund to have growth characteristics to satisfy the 80% policy. Therefore, effective May 1, 2025, the following changes are made to the Fund’s Summary Prospectus:

On page 2 of the Summary Prospectus, under the heading “Fund Summary – American Beacon Stephens Mid-Cap Growth Fund - Principal Investment Strategies,” this section is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of medium market capitalization companies that the Fund considers to have growth characteristics.

The Fund considers a company to be a medium market capitalization company if it has a market capitalization between $1 billion and the market capitalization of the largest company in the Russell Midcap® Index, which was $168.4 billion as of December 31, 2024. The Russell Midcap Index measures the performance of the approximately 800 smallest companies in the Russell 1000® Index, which measures the performance of the approximately 1,000 largest U.S. companies based on total market capitalization.

The Fund’s sub-advisor, Stephens Investment Management Group, LLC (“SIMG”), principally invests in companies that it believes to have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. SIMG primarily employs fundamental research to identify companies with growth potential using year-over-year earnings per share growth rate or sales growth rate. If either such rate for a company is in the top 20% of such rates for companies in the Russell Midcap® Growth Index, then the Fund considers that company to have growth characteristics. The Russell Midcap Growth Index includes those Russell Midcap Index companies with relatively higher price-to-book ratios, earnings per share growth rates and sales growth rates.

The Fund’s equity investments include U.S. common stocks and U.S. dollar denominated foreign stocks traded on U.S. exchanges. In addition to medium market capitalization companies, the Fund may also invest in equity securities of small-capitalization and large-capitalization companies. SIMG will sell a security when appropriate and consistent with the Fund’s investment objective and policies.

Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector.   However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may also invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

******************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MCG-20250205